Exhibit 10
                             CONTRIBUTION AGREEMENT
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                           Dated as of January 1, 1998
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          This  Contribution Agreement (the "Agreement") dated as of January  1,
1998, is between Main Place Real Estate Investment Trust (the "REIT") and Main Place Holdings Corporation, a Delaware corporation ("Holdings").

                                WITNESSETH THAT:
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          WHEREAS, Holdings desires to transfer legal and equitable title to the title  to  the FHLMC certificates and the FNMA certificates listed in Exhibit  A
attached   hereto  (respectively,  the  "FHLMC  Certificates"  and   the   "FNMA
Certificates"; and collectively, the "Government Securities") to the REIT pursuant to the terms of this Agreement.

          NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter contained, it is mutually covenanted and agreed as follows:

                Contribution  of  Government Securities.  Holdings  does  hereby
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transfer,  assign, set over and otherwise convey to the REIT all of  its  right, title and interest in and to the Government Securities, including all interest and principal received or receivable by it on or with respect to the Government Securities after the date of this Agreement.

           Both parties agree and acknowledge that Holdings has transferred all of its right, title and interest to the Government Securities to the REIT without any intent to hinder, delay or defraud the creditors of Holdings or any subsidiary thereof.

          1.   Representations and Warranties. Holdings hereby represents and
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warrants to the REIT as of the date of this Agreement (unless otherwise indicated) that:

               (i) the information set forth with respect to the Government Securities in Exhibit A hereto is true and correct in all material respects at the date or dates respecting which such information is furnished as specified therein; and
              (ii) Holdings is the sole owner and holder of each Government Security, free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same; and
             (iii) the aggregate amount of Government Securities being transferred hereby is $75,181,770.83.

          2.   Governing Law.  This Agreement shall be governed by and construed
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in accordance  with  the laws of the State of New York, without  giving  effect to principles of conflicts of law.

          3.   Counterparts.  This Agreement may be executed in a number of
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counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one Agreement.

          IN WITNESS WHEREOF, the REIT and Holdings have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              MAIN PLACE REAL ESTATE INVESTMENT TRUST


                              By: /s/  John E. Mack
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                                  Name:  John E. Mack
                                  Title:  President

                              MAIN PLACE HOLDINGS CORPORATION


                              By: /s/  John E. Mack
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                                  Name:     John E. Mack
                                  Title:    President